Analysis & Technology, Inc.
                                 Route 2, Technology Park
                                 North Stonington, CT  06359

                                 17 February 1995


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

Dear SEC Staff:

Pursuant to the requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, we are transmitting herewith the attached Current Report on Form 8-K dated 17
February 1995 of the Company.

                                 Sincerely,


                                 ANALYSIS & TECHNOLOGY, INC.
                                 David M. Nolf
                                 Executive Vice President


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